Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition - ZAP Group Ltd. [Member]
$ in Thousands
Apr. 06, 2021 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition [Line Items]
Net assets excluding cash acquired	$ 116
Customer relations	345
Acquired technology	1,320
Deferred tax liabilities	(437)
Goodwill	2,122
Total assets acquired net of acquired cash	$ 3,466